Item 77Q1(e)
Form of Amended Schedule A to the Investment
Advisory Agreement to include JPMorgan Global Bond
Opportunities ETF. Incorporated herein by reference to the Registrants Registration Statement as filed with the Securities and Exchange Commission on March
15, 2017 (Accession Number 0001193125-17- 083544).